Exhibit 13.1

Certification by the Principal Executive Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of New Oriental Education & Technology Group Inc. (the “Company”) on Form 20-F for the year ended May 31, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Chenggang Zhou, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 22, 2026

By:	/s/ Chenggang Zhou
Name: Chenggang Zhou
Title: Chief Executive Officer